PROPERTY, EQUIPMENT AND SOFTWARE (Tables)	9 Months Ended
Sep. 30, 2013
PROPERTY, EQUIPMENT AND SOFTWARE
Schedule of property, equipment and software

 Property, equipment and software as of December 31, 2011 and 2012, and September 30, 2013, consisted of the following (in thousands):

	December 31,
			September 30, 2013
	2011	2012
			(unaudited)
Capitalized internal use software costs	$5,766	$10,441	$15,364
Computer hardware and software	1,960	4,281	12,970
Furniture and fixtures	219	816	1,624
Leasehold improvements	62	656	807
Construction in progress	71	1,126	1,115

Total	8,078	17,320	31,880
Accumulated depreciation and amortization	(3,137)	(6,381)	(10,939)

Net property, equipment and software	$4,941	$10,939	$20,941